UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 526 South Church Street Charlotte, North Carolina 28202 704-382-3853	20-2777218
1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 704-382-3853	35-0594457

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c)).

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 22, 2022, Duke Energy Corporation (“Duke Energy”), along with certain of its subsidiaries, consummated the second of two closings (the “Second Closing”) of a minority investment in Duke Energy Indiana, LLC (“DEI”) by an affiliate of GIC, a leading global investment firm based in Singapore with significant investments in U.S. utilities and infrastructure companies, pursuant to the previously announced Investment Agreement (the “Investment Agreement”), dated January 28, 2021, by and among Cinergy Corp. (“Cinergy”), Duke Energy Indiana Holdco, LLC (“DEI Holdco”), Duke Energy and Epsom Investment Pte. Ltd. (“Investor”).

Pursuant to the Investment Agreement, at the Second Closing, DEI Holdco issued and sold to Investor DEI Holdco membership interests equal to 8.85% of the DEI Holdco membership interests issued and outstanding immediately after the Second Closing, in exchange for $1,025,000,000. When combined with the 11.05% of the DEI Holdco membership interests issued and sold to Investor in connection with the previously announced first closing under the Investment Agreement which occurred on September 8, 2021, Investor owns an aggregate of 19.9% of the DEI Holdco membership interests issued and outstanding immediately after giving effect to the Second Closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

Date: December 27, 2022

DUKE ENERGY INDIANA, LLC

	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Secretary

Date: December 27, 2022

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